UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments — Global Real Estate Fund

(Exact name of registrant as specified in charter)
101 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip code)
Randall W. Merk
Schwab Investments — Global Real Estate Fund
101 Montgomery Street, San Francisco, California 94104

(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 627-7000
Date of fiscal year end: February 28
Date of reporting period: February 28, 2009
Item 1: Report(s) to Shareholders.

Schwab Global Real Estate Fundtm

Annual Report
February 28, 2009

This page is intentionally left blank.

Select Shares® are available on many Schwab Fundstm

Schwab Funds offers Select Shares, a shares class that carries lower expenses than Investor Sharestm in exchange for higher investment minimums on many of its funds. Select Shares are available for initial purchases of $50,000 or more of a single fund in a single account and for shareholders who add to their existing Investor Share position, bringing the value to or above $50,000. We encourage shareholders to review their portfolio to see if they are eligible to exchange into Select Shares. If you believe you are eligible, you should contact Schwab or your financial intermediary to request a tax-free interclass exchange into Select Shares. Select Shares may not be available through financial intermediaries other than Charles Schwab & Co., Inc.

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period

Schwab Global Real Estate Fundtm

Investor Shares (Ticker Symbol: SWAIX)	−57.63%*
Select Shares® (Ticker Symbol: SWASX)	−57.60%*
Benchmark: FTSE EPRA/NAREIT Global Index[1]	−59.88%
Benchmark: FTSE EPRA/NAREIT Developed (Net) Index[2]	−59.89%
Fund Category: Morningstar Specialty–Real Estate	−57.75%

Performance Details	pages 6-7

Minimum Initial Investment[3]

Investor Shares	$ 100
Select Shares®	$ 50,000

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Expenses may be partially absorbed by fund management. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc.

*	The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the financial highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles which are required when preparing the annual report.

[1]	As of 3/24/09, the fund uses the FTSE EPRA/NAREIT Global Index as its benchmark. The fund selected this index because the fund’s investment adviser believes that it provides a more accurate benchmark for comparing fund performance.

[2]	This index was used as the fund’s benchmark until 3/23/09. Until 3/23/09, this index was called FTSE EPRA/NAREIT Global Index.

[3]	Please see prospectus for further detail and eligibility requirements.

2 Schwab Global Real Estate Fund

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

During the reporting period, global commercial real estate stocks were influenced by a broad-based world economic slowdown and ongoing disruptions in financial and lending sectors. Prices of commercial real estate securities declined throughout the period, as a pessimistic economic outlook and negative sentiment related to both the residential and commercial real estate sectors drove speculative selling. Mounting layoffs, expense reductions, and downward pricing pressure toward the latter half of the period began to have an impact on the balance sheets of commercial real estate corporations. In our view, the decline in commercial real estate securities is no longer simply a matter of valuations, but reflects a cyclical downturn in fundamentals.

Despite outperforming its benchmark (the FTSE EPRA/NAREIT Global Index), the Schwab Global Real Estate Fund’s share price declined significantly during the reporting period as prices of commercial real estate securities fell. In this challenging investment environment, many Real Estate Investment Trust funds have experienced similar negative returns. For more details about the global real estate market and our fund’s performance, please read the portfolio managers’ commentaries on the following pages.

To ensure that your portfolio allocations represent your goals and tolerance for risk, we encourage you to seek the guidance and support of your Schwab Financial Consultant or your independent investment advisor. You can reach our Client Service Specialists at 1-800-435-4000.

Thank you for investing with us.

Sincerely,

Schwab Global Real Estate Fund 3

The Investment Environment

Global real estate securities had an extremely challenging year. The credit crisis that began in the U.S. approximately 18 months ago transformed into a worldwide financial crisis, impacting both developed and emerging nations. Despite multiple interest rate cuts and stimulus measures in the U.S. and abroad, investor sentiment remained pessimistic. Risk aversion, coupled with the perception that the commercial real estate market would be impacted in a way similar to the residential real estate market, acted to drive down security prices. Unlike the residential sector, which experienced eroding fundamentals from the start of the crisis, commercial real estate fundamentals—supply/demand indicators such as rental and vacancy rates—remained relatively stable. During the second half of the reporting period, however, the effects of a weakened global economy and mounting corporate layoffs began to undermine fundamentals.

Characterized by high volatility and price declines, the performance of U.S. Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs) reflected the depth and duration of the nation’s economic downturn. The U.S. economy contracted sharply in the fourth quarter 2008 as GDP declined by –6.2%. Additionally, national unemployment reached 8.1% by the end of the reporting period in February. Europe experienced troubles similar to those in the U.S., especially in markets that participated heavily in the housing boom and experienced aggressive lending practices, such as the United Kingdom, Ireland and Spain. As the global markets continued to price in perceived risk, REITs and REOCs throughout the market posted weak performance. This was especially true of stocks with significant exposure to Europe’s financial center, London.

Real estate securities within the Asia-Pacific region, which had been strong performers as recently as 2007, were also affected by fallout from the global financial crisis, primarily due to the region’s heavy dependence on exports for growth. Demand for goods faltered with the decline in consumer spending in the U.S. and Europe, forcing many Asian manufacturers to lower their outlooks and decrease expenditures. Japan, the largest REIT market in Asia, has seen its economy deteriorate rapidly, and in January posted its first current account deficit in 13 years. The weakened economic outlook put downward pressure on J-REIT and REOC prices as well as underlying property values and rents.

Although emerging markets were once favored for their growth potential, investors also pulled back from them, choosing caution over optimism. As the economic slowdown took hold, the strong real estate growth and appreciation experienced in prior years began to be offset by declines. By the end of the period, emerging markets such as Brazil, Russia and India felt the ripple effects of the global financial crisis as the flow of capital from banks and investors receded and inflationary pressures remained a concern. In addition, though still relatively healthy by global standards, China’s export-driven GDP growth is forecast to slow to 6%–7% in 2009 from a peak of 11.9% in 2007.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

(LEGEND) -43.32%	S&P 500® Index: measures U.S. large-cap stocks

(LEGEND) -59.88%	FTSE EPRA/NAREIT Global Index[1]: measures (in U.S. dollars) real estate equities worldwide

(LEGEND) -49.94%	MSCI-EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

(LEGEND) 2.06%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

[1]	As of 3/24/09 the fund uses the FTSE EPRA/NAREIT Global Index as its benchmark. The fund selected this index because the fund’s investment adviser believes that it provides a more accurate benchmark for comparing fund performance.

4 Schwab Global Real Estate Fund

Fund Management

Jeffrey Mortimer, CFA, senior vice president and chief investment officer of the investment adviser, is responsible for the overall management of the fund. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

Dionisio Meneses, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in 2007 and has worked in real estate research and analysis since 1985.

Schwab Global Real Estate Fund 5

Schwab Global Real Estate Fundtm

The Schwab Global Real Estate Fund investor shares returned –57.63% for the year, while the benchmark FTSE EPRA/NAREIT Global Index returned –59.88%. The fund’s performance was primarily the result of downward pressure on growth expectations for the commercial real estate sector driven by the financial crisis and weakening global economies. Security valuations in many regions were negatively impacted by a general perception that all real estate–related securities, both residential and commercial, would be adversely affected by the credit crunch. When looking at the fund’s major country allocations, the United Kingdom and Australia experienced the largest declines, returning –70.05% and –64.97% respectively. However, stock selection in both of these regions helped to improve performance versus the benchmark. In the United States, concerns over the depth and duration of the recession and impacts from the credit crisis resulted in returns of –58.61%. In Asia, Hong Kong and Japan returned –46.74% and –37.23%, respectively. Stock selection in both markets benefitted the fund. In general, the fund’s allocation to emerging markets detracted from performance.

When examining why returns in securitized global real estate markets have been markedly negative, a primary performance driver, in our view, has been the continued disruption in global lending markets. The effects of the weakened global economy, especially within the financial sector, called into question the viability of capital-intensive industries, such as real estate. Many public real estate companies have prudent capital structures, meaning they generally are not over-leveraged and have debt maturities spread over several years. These structures, however, operate on the principle that capital is readily available and rationally priced. In the current environment, credit constraints and investor concern have made securing this capital more difficult than in the past. Although high-quality real estate stands a good chance of remaining well capitalized, the disruptions in lending markets have driven real estate stock prices down.

As of 2/28/09:
 Style Assessment1

 Country Weightings % of Investments

United States	41.3%

Japan	11.7%

Hong Kong	10.7%

France	5.6%

United Kingdom	5.4%

Australia	4.6%

Canada	4.3%

Bermuda	3.0%

Singapore	2.5%

Other Countries	10.9%

100.0%

 Statistics

Number of Holdings	81
Weighted Average
Market Cap

($ x 1,000,000)	$3,770

Price/Earnings Ratio (P/E)	20.7

Price/Book Ratio (P/B)	0.7

Portfolio Turnover Rate	108%

 Industry Weightings % of Investments

Retail REITs	23.2%

Real Estate Management & Development	17.4%

Office REITs	14.6%

Diversified REITs	12.4%

Residential REITs	11.4%

Specialized REITs	5.6%

Homebuilding	4.4%

Hotels, Resorts & Cruise Lines	4.0%

Industrial REITs	3.9%

Short-Term Investments	3.1%

Total	100.0%

 Top Holdings % of Net Assets2

Unibail-Rodamco	5.0%

The Link REIT	4.0%

Essex Property Trust, Inc.	3.8%

Vornado Realty Trust	3.6%

Boston Properties, Inc.	3.3%

Simon Property Group, Inc.	3.3%

Westfield Group	3.2%

Land Securities Group plc	2.9%
RioCan Real Estate Investment

Trust	2.5%
Japan Real Estate Investment

Corp.	2.2%

Total	33.8%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 2/28/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Global Real Estate Fund

 Schwab Global Real Estate Fundtm

Performance Summary as of 2/28/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

Performance of a Hypothetical
$50,000 Investment1

 Total Returns3,4,5

Class and Inception Date	1 Year	Since Inception

Investor Shares (5/31/07)	-57.63%*	-45.83%
Select Shares (5/31/07)	-57.60%*	-45.75%
Benchmark: FTSE EPRA/NAREIT Global Index[2]	-59.88%	-46.48%
Benchmark: FTSE EPRA/NAREIT Developed (Net) Index[3]	-59.89%	-47.04%
Fund Category: Morningstar Global Real Estate	-57.75%	-45.97%

Fund Expense Ratios6: Investor Shares: Net 1.20%; Gross 1.31% / Select Shares: Net 1.05%; Gross 1.17%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Small company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

Index ownership—“FTSE®” is trademark of The Financial Times Limited (“FT”) and the London Exchange Plc (the “Exchange”) and is used by the fund under license.

The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.

*	The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the financial highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles which are required when preparing the annual report.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

[2]	As of 3/24/09, the fund uses the FTSE EPRA/NAREIT Global Index as its benchmark. The fund selected this index because the fund’s investment adviser believes that it provides a more accurate benchmark for comparing fund performance.

[3]	This index was used as the fund’s benchmark until 3/23/09. Until 3/23/09, this index was called FTSE EPRA/NAREIT Global Index.

[4]	Source for category information: Morningstar, Inc.

[5]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns may have been lower.

[6]	As stated in the 6/27/08 prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 6/30/09. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the report period, refer to the financial highlights section of the financial statements.

Schwab Global Real Estate Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning September 1, 2008 and held through February 28, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period [1]
	(Annualized)	at 9/01/08	at 2/28/09	9/01/08–2/28/09

Schwab Global Real Estate Fundtm
Investor Shares
Actual Return	1.20%	$1,000	$464.20	$4.36
Hypothetical 5% Return	1.20%	$1,000	$1,018.84	$6.01
Select Shares®
Actual Return	1.05%	$1,000	$465.00	$3.81
Hypothetical 5% Return	1.05%	$1,000	$1,019.59	$5.26

[1]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Global Real Estate Fund

Schwab Global Real Estate Fund tm

Financial Statements

Financial Highlights

	3/1/08–	5/31/07[1]–
Investor Shares	2/28/09	2/29/08

Per-Share Data ($)

Net asset value at beginning of period	7.90	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.14
Net realized and unrealized gains (losses)	(4.67)	(2.03)

Total from investment operations	(4.51)	(1.89)
Less distributions:
Distributions from net investment income	(0.11)	(0.21)

Net asset value at end of period	3.28	7.90

Total return (%)	(57.81)	(19.11)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.20	1.20	[3]
Gross operating expenses	1.39	1.31	[3]
Net investment income (loss)	2.73	2.06	[3]
Portfolio turnover rate	108	67	[2]
Net assets, end of period ($ x 1,000,000)	32	102

	3/1/08–	5/31/07[1]–
Select Shares	2/28/09	2/29/08

Per-Share Data ($)

Net asset value at beginning of period	7.89	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.16
Net realized and unrealized gains (losses)	(4.65)	(2.05)

Total from investment operations	(4.49)	(1.89)
Less distributions:
Distributions from net investment income	(0.13)	(0.22)

Net asset value at end of period	3.27	7.89

Total return (%)	(57.72)	(19.06)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	1.05	[3]
Gross operating expenses	1.24	1.17	[3]
Net investment income (loss)	2.83	2.06	[3]
Portfolio turnover rate	108	67	[2]
Net asset, end of period ($ x 1,000,000)	45	167

1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 9

 Schwab Global Real Estate Fund

Portfolio Holdings as of February 28, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

97.0%		Common Stock	148,347	74,416
0.2%		Preferred Stock	844	169
3.1%		Short-Term Investments	2,350	2,350

100.3%		Total Investments	151,541	76,935
(0	.3)%	Other Assets and Liabilities, Net		(205)

100.0%		Net Assets		76,730

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 97.0% of net assets

Asia Pacific and Other 36.5%

Australia 4.1%
Stockland	396,144	678
Westfield Group	368,450	2,471

		3,149

Bermuda 2.0%
Great Eagle Holdings Ltd.	404,000	498
Kerry Properties Ltd.	536,000	1,000

		1,498

Brazil 1.9%
Iguatemi Empresa de Shopping Centers S.A.	92,000	504
Multiplan Empreendimentos Imobiliarios S.A. *	141,800	911

		1,415

China 1.7%
Agile Property Holdings Ltd.	3,990,000	1,320

Hong Kong 11.2%
China Overseas Land & Investment Ltd.	520,660	680
Henderson Land Development Co., Ltd.	338,000	1,122
Hongkong Land Holdings Ltd.	399,000	818
Mandarin Oriental International Ltd.	713,000	462
Prosperity REIT	6,090,000	692
Sunlight Real Estate Investment Trust	4,740,000	745
The Hongkong & Shanghai Hotels Ltd.	1,789,000	1,071
The Link REIT	1,599,218	3,035

		8,625

India 0.9%
DLF Ltd.	99,500	289
Indian Hotels Co., Ltd.	621,285	433

		722

Japan 11.4%
DA Office Investment Corp.	314	410
Japan Real Estate Investment Corp.	225	1,675
Mitsubishi Estate Co., Ltd.	117,000	1,179
Mitsui Fudosan Co., Ltd.	132,000	1,326
Nippon Building Fund, Inc.	96	776
Nomura Real Estate Office Fund, Inc.	99	500
TOKYU REIT, Inc.	247	1,292
Top REIT, Inc.	476	1,547

		8,705

Singapore 2.3%
Ascendas Real Estate Investment Trust (A-REIT)	608,000	487
Cambridge Industrial Trust	2,733,000	402
CapitaCommercial Trust	1,090,000	524
K-REIT Asia	1,108,000	383

		1,796

United Arab Emirates 1.0%
Emaar Properties	1,462,100	780

		28,010

Europe 14.7%

France 5.6%
Klepierre	22,212	449
Unibail-Rodamco	30,632	3,846

		4,295

Sweden 1.6%
Castellum AB	122,500	756
Hufvudstaden AB, A Shares	82,000	438

		1,194

Switzerland 2.1%
PSP Swiss Property AG - Reg’d *	28,700	1,146
Swiss Prime Site AG - Reg’d *	13,010	487

		1,633

United Kingdom 5.4%
Big Yellow Group plc	226,457	603
Great Portland Estates plc	149,500	490
Land Securities Group plc	280,972	2,194
Liberty International plc	71,265	349
Shaftesbury plc	125,994	479

		4,115

		11,237

North America 45.8%

Canada 4.3%
Boardwalk Real Estate Investment Trust	45,300	909

10 See financial notes

 Schwab Global Real Estate Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Canadian Real Estate Investment Trust	32,300	524
RioCan Real Estate Investment Trust	189,200	1,887

		3,320

Mexico 0.8%
Desarrolladora Homex S.A. de C.V. *	156,900	330
Urbi, Desarrollos Urbanos, S.A. de C.V. *	384,200	319

		649

United States 40.7%
Alexandria Real Estate Equities, Inc.	30,117	1,203
AMB Property Corp.	61,400	731
AvalonBay Communities, Inc.	27,089	1,149
BioMed Realty Trust, Inc.	51,912	443
Boston Properties, Inc.	68,800	2,552
BRE Properties, Inc.	43,879	830
Corporate Office Properties Trust	62,042	1,551
D.R. Horton, Inc.	135,939	1,149
Entertainment Properties Trust	21,000	313
Equity Residential	74,700	1,315
Essex Property Trust, Inc.	53,900	2,932
HCP, Inc.	68,942	1,260
Health Care REIT, Inc.	22,800	702
Home Properties, Inc.	14,843	394
Host Hotels & Resorts, Inc.	65,000	241
Kimco Realty Corp.	125,006	1,106
LaSalle Hotel Properties	70,552	375
ProLogis	242,504	1,404
Simon Property Group, Inc.	76,900	2,545
Starwood Hotels & Resorts Worldwide, Inc.	99,000	1,147
Toll Brothers, Inc. *	98,500	1,561
UDR, Inc.	154,700	1,224
Ventas, Inc.	37,939	818
Vornado Realty Trust	85,493	2,798
Washington Real Estate Investment Trust	84,927	1,457

		31,200

		35,169

Total Common Stock (Cost $148,347)		74,416

Preferred Stock 0.2% of net assets

Asia Pacific and Other 0.2%

Australia 0.2%
Goodman Plus Trust	9,800	169

Total Preferred Stock (Cost $844)		169

	Face Amount
Security	Local Currency	Value
Rate, Maturity Date	(x 1,000)	($ x 1,000)

Short-Term Investments 3.1% of net assets

Commercial Paper & Other Corporate Obligations 3.1%
Brown Brothers Harriman, Grand Cayman Time Deposit
Pound Sterling
0.09%, 03/02/09	6	9
Citibank, London Time Deposit
Australian Dollar
2.04%, 03/02/09	385	246
Canadian Dollar
0.07%, 03/02/09	27	22
Euro
0.23%, 03/02/09	392	497
Hong Kong Dollar
0.02%, 03/02/09	3,540	456
Japanese Yen
0.01%, 03/02/09	26,458	271
US Dollar
0.08%, 03/02/09	553	553
JP Morgan Chase, London Time Deposit
Euro
0.23%, 03/02/09	148	187
Singapore Dollar
0.01%, 03/02/09	169	109

Total Short-Term Investments (Cost $2,350)		2,350

End of Investments.

(All dollar amounts are x 1,000)

At 02/28/09, the tax basis cost of the fund’s investments was $155,592 and the unrealized appreciation and depreciation were $136 and ($78,793), respectively, with a net unrealized depreciation of ($78,657).

As of 02/28/09, the prices of certain foreign securities held by the fund aggregating $38,000 were adjusted from their market prices following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.

See financial notes 11

 Schwab Global Real Estate Fund

Statement of
Assets and Liabilities
As of February 28, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $151,541)		$76,935
Receivables:
Fund shares sold		77
Dividends		284
Foreign tax reclaims		68
Prepaid expenses	+	1

Total assets		77,365

Liabilities
Payables:
Investments bought		527
Investment adviser and administrator fees		29
Transfer agent and shareholder services fees		1
Fund shares redeemed		53
Accrued expenses	+	25

Total liabilities		635

Net Assets
Total assets		77,365
Total liabilities	−	635

Net assets		$76,730
Net Assets by Source
Capital received from investors		257,617
Net investment income not yet distributed		232
Net realized capital losses		(106,489)
Net unrealized capital losses		(74,630)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$31,993		9,746		$3.28
Select Shares	$44,737		13,669		$3.27

12 See financial notes

 Schwab Global Real Estate Fund

Statement of
Operations
For March 1, 2008 through February 28, 2009. All numbers are x 1,000.

Investment Income
Dividends (net of $400 foreign withholding tax)		$6,260
Interest	+	210

Total investment income		6,470

Net Realized Gains and Losses
Net realized losses on investments		(64,913)
Net realized losses on foreign currency transactions	+	(1,140)

Net realized losses		(66,053)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(53,169)
Net unrealized losses on foreign currency translations	+	(170)

Net unrealized losses		(53,339)

Expenses
Investment adviser and administrator fees		1,492
Transfer agent and shareholder service fees:
Investor Shares		180
Select Shares		94
Custodian fees		147
Portfolio accounting fees		69
Professional fees		64
Shareholder reports		56
Registration fees		39
Trustees’ fees		13
Interest expense		4
Other expenses	+	5

Total expenses		2,163
Expense reduction by adviser and Schwab	−	311

Net expenses		1,852

Increase (Decrease) in Net Assets from Operations
Total investment income		6,470
Net expenses	−	1,852

Net investment income		4,618
Net realized losses		(66,053)
Net unrealized losses	+	(53,339)

Decrease in net assets from operations		($114,774)

See financial notes 13

 Schwab Global Real Estate Fund

Statement of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		3/1/08-02/28/09	5/31/07*-02/29/08
Net investment income		$4,618	$4,246
Net realized losses		(66,053)	(39,422)
Net unrealized losses	+	(53,339)	(21,291)

Decrease in net assets from operations		(114,774)	(56,467)

Distributions to shareholders

Distributions from net investment income
Investor Shares		1,258	2,885
Select Shares	+	1,911	3,592

Total distributions from net investment income		$3,169	$6,477

Transactions in Fund Shares

		3/1/08-02/28/09		5/31/07*-02/29/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		1,243	$7,848	18,151	$178,703
Select Shares	+	1,896	11,579	26,068	242,619

Total shares sold		3,139	$19,427	44,219	$421,322

Shares Reinvested
Investor Shares		160	$1,089	291	$2,529
Select Shares	+	243	1,582	342	2,964

Total shares reinvested		403	$2,671	633	$5,493

Shares Redeemed
Investor Shares		(4,517)	($28,260)	(5,582)	($49,102)
Select Shares	+	(9,631)	(67,659)	(5,249)	(46,275)

Total shares redeemed		(14,148)	($95,919)	(10,831)	($95,377)

Net transactions in fund shares		(10,606)	($73,821)	34,021	$331,438

Shares Outstanding and Net Assets

		3/1/08-02/28/09		5/31/07*-02/29/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		34,021	$268,494	−	$−
Total increase (decrease)	+	(10,606)	(191,764)	34,021	268,494

End of period		23,415	$76,730	34,021	$268,494

Net investment income not yet distributed / (distribution in excess of net investment income)			$232		($1,630)

*	Commencement of operations.

14 See financial notes

 Schwab Global Real Estate Fund

Financial Notes

1. Business Structure of the Funds:

Schwab Global Real Estate Fund is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

Schwab Investments (organized October 26, 1990)
Schwab Global Real Estate Fund
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Inflation Protected Fund
Schwab Premier Income Fund Schwab 1000 Index Fund Schwab Tax-Free YieldPlus Fund Schwab Tax-Free Bond Fund Schwab California Tax-Free YieldPlus Fund Schwab California Tax-Free Bond Fund

The fund offers two share classes: Investor Shares and Select Shares®. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund also may keep certain assets in segregated accounts, as required by securities law.

2.	Significant Accounting Policies:
(All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the fund uses in the preparation of its financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

Securities for which no quoted value is available or when a significant event has occurred between the time of the security’s last close and the time the fund calculates net asset value: valued at fair value, as determined in good faith by the fund’s investment adviser using guidelines adopted by the fund’s Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price, or certain foreign securities’ closing market prices adjusted for changes in value that may occur between the close of foreign exchange and the time at which fund’s shares are priced. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

Futures and forwards: valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day’s exchange rates (for forwards).

Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

Mutual funds: valued at their respective net asset values as determined by those funds in accordance with the 1940 Act for a given day.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2.	Significant Accounting Policies (continued): (All dollar amounts are x 1,000)

(b) Portfolio Investments:

Futures Contract: The fund may invest in futures contracts. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for the fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities. The potential for losses associated with futures contracts may exceed amounts recorded in the Statement of Assets and Liabilities.

Because futures carry inherent risks, the fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Futures are traded publicly on exchanges, and their market value changes daily.

Securities Lending: The fund may loan securities to certain brokers, dealers and other financial institutions that pay the fund negotiated fees. The fund receives cash, letters of credit or U.S. Government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter. If the value of the collateral falls below 100%, it will be adjusted the following day.

Repurchase Agreement: The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The fund’s repurchase agreements will be fully collateralized by U.S. government securities or by U.S. government agency securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the fund on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When the fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. The fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities are recorded on the date they are effective (the ex-dividend date), although the fund may record certain foreign security dividends on the day it learns of the ex-dividend date.

(e) Expenses:

Expenses that are specific to the fund or a class within the trust are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2.	Significant Accounting Policies (continued): (All dollar amounts are x 1,000)

For a fund offering multiple share classes, the net investment income, other than class specific expenses, and realized and unrealized gains or losses, are allocated daily to each class in proportion to its average daily net assets.

(f) Distributions to Shareholders:

The fund makes distributions from net investment income every quarter and net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It is possible that once the results are known, they may turn out to be different from these estimates.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains (if any) to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(j) Accounting Pronouncements:

The fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), Fair Value Measurements, effective March 1, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

SFAS No. 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of February 28, 2009:

Valuation Inputs	Investment in Securities*

Level 1 — Quoted prices	$36,585
Level 2 — Other significant observable inputs	40,350
Level 3 — Significant unobservable inputs	—

Total	$76,935

*	The fund had no other financial instruments.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2.	Significant Accounting Policies (continued): (All dollar amounts are x 1,000)

In March 2008, the FASB issued Statements of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about fund’s derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS No. 161 on the fund’s financial statement disclosures.

3.	Risk Factors:

Investing in the fund may involve certain risks including, but not limited to, those described below:

Equity risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Real estate investment risk. The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

Foreign investment risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

4.	Affiliates and Affiliated Transactions:
(All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

Average daily net assets

First $500 million	0.90%
$500 million to $1 billion	0.88%
Over $1 billion	0.86%

Charles Schwab & Co., Inc. (“Schwab”), an affiliate of the investment adviser, is the trust’s transfer agent and shareholder services agent.

 Schwab Global Real Estate Fund

Financial Notes (continued)

4.	Affiliates and Affiliated Transactions (continued): (All dollar amounts are x 1,000)

For its transfer agent and shareholder services, Schwab is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
Select Shares	0.05%	0.05%

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses, through June 30, 2009, as follows:

Investor Shares	1.20%
Select Shares	1.05%

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentage of the Schwab Global Real Estate Fund’s shares owned by other Schwab Funds as of February 28, 2009:

Target 2010 Fund	2.1%
Target 2015 Fund	0.3%
Target 2020 Fund	6.4%
Target 2025 Fund	0.5%
Target 2030 Fund	6.3%
Target 2035 Fund	0.5%
Target 2040 Fund	5.4%
Monthly Income Fund — Moderate Payout	0.7%
Monthly Income Fund — Enhanced Payout	0.7%
Monthly Income Fund — Maximum Payout	0.8%

The fund may make direct security transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. For the period ended February 28, 2009, the fund had no security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for the fund during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limit the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

6. Borrowing from Banks:

The fund may borrow money from banks and custodians. The fund may obtain temporary bank loans through the trust to which the fund belongs, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The fund has custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. There was no borrowing from the

 Schwab Global Real Estate Fund

Financial Notes (continued)

6. Borrowing from Banks (continued):

lines of credit for the fund during the period. However, the fund utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations.

7.	Purchases and Sales of Investment Securities:
(All dollar amounts are x 1,000)

For the period ended February 28, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

Purchases of	Sales/Maturities
Securities	of Securities

$175,791	$233,135

8.	Redemption Fee:
(All dollar amounts are x 1,000)

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are net of the redemption fees proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior report period are:

Current Period	Prior Period
(03/01/08 - 02/28/09)	(05/31/07 - 02/29/08)

$3	$79

7.	Federal Income Taxes:
(All dollar amounts are x 1,000)

As of February 28, 2009 the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$367
Undistributed long-term capital gains	—
Unrealized appreciation	136
Unrealized depreciation	(78,793)
Other unrealized appreciation/(depreciation)	(23)
Net unrealized appreciation/(depreciation)	(78,680)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC), and Real Estate Investment Trust (REIT).

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2009, the fund had capital loss carry forwards available to offset future net capital gains before the expiration date:

Expires

2016	$2,088
2017	66,688

Totals	68,776

For tax purposes, net realized capital losses occurring after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2009, the fund had deferred realized net capital losses of $33,797 and did not utilize any capital losses to offset capital gains.

 Schwab Global Real Estate Fund

Financial Notes (continued)

7.	Federal Income Taxes (continued): (All dollar amounts are x 1,000)

The tax-basis components of distributions paid during the current and prior periods were:

Current period distributions
Ordinary income	$3,169
Long-term capital gains	—

Prior period distributions
Ordinary income	$6,477
Long-term capital gains	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of February 28, 2009, the fund made the following reclassifications:

Capital shares	$—
Undistributed net investment income	413
Net realized capital gains and losses	(413)

As of February 28, 2009, management has reviewed the tax positions for open periods, as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 28, 2009, the fund did not incur any interest or penalties. The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state tax authorities for the tax years before 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Global Real Estate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Global Real Estate Fund (one of the portfolios constituting Schwab investments, hereafter referred to as the “Fund”) at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
April 16, 2009

Other Federal Tax Information (unaudited)
(All dollar amounts are x 1,000)

For corporate shareholders, 6.41% percentage of the fund’s dividend distributions paid during the period ended February 28, 2009, qualify for the corporate dividends received deduction.

For the period ended February 28, 2009, the fund designates $1,096 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2010 via IRS form 1099 of the amounts for use in preparing their 2009 income tax return.

The fund may elect to pass on the benefits of the foreign tax credit of $309 to its shareholders for the period ended February 28, 2009.

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Investments which includes the fund covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. As of February 28, 2009, the Fund Complex included 84 funds.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

Independent Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	84	Board 1–Director, Redwood Trust, Inc. Board 2–Director, PMI Group, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University	69	Board 1–Director, Gilead Sciences, Inc. Board 2–Director, Monaco Coach Corporation Board 3–Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	84	Board 1–Director, Mission West Properties
Board 2–Director, TOUSA
Board 3–Director, Harris-Stratex Networks
Board 4–Director, Genitope Corp.
Board 5– Director, Ditech Networks
			Board 6–Director, Rubicon Limited

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	69	Board 1–Board of Cooper Industries Board 2–Chairman of the Audit Committee of Oneok Partners LP

Donald R. Stephens 1938 Trustee (Trustee of Schwab Investments since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	69	Not Applicable.

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Managing Director, Chairman of the Finance Committee, GSC Group until December 2007; General Partner, Goldman Sachs & Co., until June 2005.	69	Board 1–Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Investments since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	69	Not Applicable.

Interested Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1989.)	Chairman, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	69	Not Applicable.

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Investments since 2008.)	As of October 2008, Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; Director, Charles Schwab Bank; Executive Vice President and President – Schwab Investor Services, The Charles Schwab Corporation; Executive Vice President and President – Schwab Investor Services, Charles Schwab & Co., Inc.; Chairman and President, Schwab Retirement Plan Services, Inc.; President and Chief Executive Officer, The Charles Schwab Trust Company; Director, Charles Schwab Bank, N.A., Schwab Retirement Plan Services, and Schwab Retirement Technologies.	69	Not Applicable.

Officers of the Trust
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Investments since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Institutional Trust; Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited. Through June 2007, Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust; Chief Financial Officer, Mutual Fund Division, UST Advisors, Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co. Inc.

Officers of the Trust continued
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc.; President, CEO and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust. Prior to March 31, 2008, Vice President and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust.

Bari Havlik 1961 Chief Compliance Officer (Officer of Schwab Investments since 2009.)	Senior Vice President, Chief Compliance Officer for Charles Schwab & Co. Inc. and head of Global Compliance for the Charles Schwab Corporation since 2004. Chief Compliance Officer for Charles Schwab Investment Management, Inc since 2009.

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Investments since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Through June 2007, Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust. Until 2006, Chief Legal Officer, Laudus Trust and Laudus Institutional Trust.

Catherine MacGregor 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Institutional Trust; since 2006, Chief Counsel, Laudus Trust and Laudus Institutional Trust. Until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Michael Haydel 1972 Vice President (Officer of Schwab Investments since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus Institutional Trust. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.

[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

An investor should consider a funds investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1.800.435.4000 for a prospectus and brochure. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com/marketmasters, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1.800.435.4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov .

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fundtm
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedge Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab Institutional Select® S&P 500 Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

* SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.
[1] Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104
Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2009 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR41206-01

Item 2: Code of Ethics.
(a)		Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)		During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)		During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)	(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that William Hasler, Mariann Byerwalter and Donald Stephens, currently serving on its audit committee, are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Messrs. Hasler and Stephens and Ms. Byerwalter as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees
2008/9: $379,810            2007/8: $315,840
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees

For services rendered to Registrant:
2008/9: $28,041           2007/8: $26,626
Nature of these services: tax provision review.
          In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:
2008/9: $29,700           2007/8: $29,796
Nature of these services: preparation and review of tax returns.
          In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
For services rendered to Registrant:
2008/9: $4,348           2007/8: $5,263

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.
          In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
2008/9: $62,027           2007/8: $108,021
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
2008/9: $—           2007/8: $2,833,351
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
     Not applicable.
Item 6: Schedule of Investments.
     The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
     Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Randall W. Merk and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Investments — Global Real Estate Fund

By: /s/ Randall W. Merk Randall W. Merk Chief Executive Officer
Date: April 14, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Randall W. Merk Randall W. Merk Chief Executive Officer
Date: April 14, 2009

By: /s/ George Pereira George Pereira Principal Financial Officer
Date: April 10, 2009